

CISO GLOBAL

INVESTOR PRESENTATION

October 2025

NASDAQ: CISO

Forward Looking Statements

This Presentation contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our ability to scale up our proprietary IP solutions designed to improve cybersecurity effectiveness and provide proactive security solutions for clients; our belief that we are uniquely positioned to address a large and rapidly growing market; our belief that our recurring revenue from long-term contracts provides predictability of stable revenue; our belief in the growth opportunity in SMBs, enterprise, government, and healthcare sectors; our addressable market opportunity; our ability to execute on our advisory-led, technology agnostic partnership model to improve cyber effectiveness; our ability to integrate our security solutions and execute on our end-to-end service model; our belief in the proprietary intellectual property, its effect on cybersecurity, and its applicability to our customers; and our growth strategy. These statements are often, but not always, made through the use of words or phrases such as "believes," "expects," "anticipates," "intends," "estimates," "predict," "plan," "project," "continuing," "ongoing," "potential," "opportunity," "will," "may," "look forward," "intend," "guidance," "future," or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to keep pace with new technology and changing market needs; our ability to recruit and retain key talent; our ability to acquire, attract, and retain clients; our ability to identify and consummate acquisitions; our ability to raise capital; our ability to increase revenue and cash flow and become profitable; and other risk factors detailed from time to time in our reports filed with the SEC, including in the Company's annual report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.

Legal Disclaimer:

This presentation (the "Presentation") of CISO Global, Inc. ("CISO" or the "Company") is for information purposes only. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein.

Certain information contained herein has been derived from sources prepared by third parties. The Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners.

This Presentation shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

About Us

Team of experts across four key pillars of cybersecurity services to create a comprehensive cybersecurity solution, which the Company refers to as ***Cyber Solutions Today for a Secure Tomorrow***.

- Security Operations & Incident Response
- Risk & Compliance Management
- Secure Managed IT Services
- Pen Testing & Cybersecurity Training

Complete portfolio of scalable, **proprietary IP** solutions designed to improve cybersecurity effectiveness and provide **proactive** security solutions for clients.

130 employees, serving over 500 customers in 15 industries, and is comprised of **industry thought leaders** in technology and cybersecurity.

Trades on NASDAQ under the ticker "CISO" and is headquartered in Scottsdale, Arizona.



Key Investment Highlights

- Uniquely positioned to address a large and rapidly growing market
- Multi-pronged growth strategy with cybersecurity services and software opportunities
    - Supported by a portfolio of AI, neural net, and machine learning cybersecurity technologies designed to offer proactive cybersecurity effectiveness with reduced dependency on service delivery teams
- Recurring revenue from long-term contracts provides predictability of stable revenue
- Growth opportunity in SMBs, enterprise, government, and healthcare sectors
- Tenured, experienced team with proven ability to drive significant growth, manage integrations, and streamline daily operations



About David Jemmett & Leadership Team

CISO GLOBAL

95+ Combined Years of Industry Experience

Spanning cybersecurity, telecom, data centers, managed services, cloud, and IT infrastructure

Enterprise Security Excellence

Led Fortune 500 cloud migrations; developed regulatory-compliant security frameworks

Proven Technical Mastery

Built and managed 100+ security-first data centers; extensive cybersecurity certifications and expertise, AI-powered software stack development

Diverse Vertical Expertise

Delivering enterprise-grade security solutions across financial services, healthcare, retail, government and more

Leadership Experience:

- GENRESULTS – Predictive Intelligent Results
- CLEARDATA
- GOODNET
- BeyondTrust
- British Columbia
- winstar
- TELUS
- BRI NDEXES
- jda. Plan to deliver
- eEye Digital Security

Customers:

- HENSLEY Beverage Company
- Freedom Bank
- Terros Health
- DocketScope
- HOST Hotels & Resorts
- FABRICUT
- ASCENDIA BANK – Reaching new heights together
- Baylor College of Medicine
- HGSC Human Genome Sequencing Center

Experienced Leadership Team



David Jemmett | CEO

- 35 years of executive management and technology experience with telecom, managed services and cybersecurity
- Founder of ClearData Networks, GenResults, and GoodNet



Deb Smith | CFO

- 18 years of executive management experience in technology and cybersecurity
- Led cybersecurity company finance through acquisition for a sale price of 8X



Kyle Young | COO

- 16 years of executive management and financial operations experience in cybersecurity
- Led successful integrations and operations optimization of 14 mergers & acquisitions



Gary Perkins | CISO

- 20 years of cybersecurity leadership
- Executive leadership at corporation with $16 Billion annual revenue
- Executive leadership in government supporting security for 5.4 Million users

Tremendous Market Opportunity

$212 Billion
Will be spent on cybersecurity in 2025[1]

2 Trillion
Current total addressable cybersecurity market[2]

90% Unpenetrated
Portion of total addressable cybersecurity market[2]

75%
of organizations are **consolidating cybersecurity vendors**[3]

76 Average number of
Cybersecurity Tools used by security teams[4]

$54.54 Billion
Total combined market in 2022 for EDR, SASE, VPN, Pen Testing, & U.S. GRC[5, 6, 7, 8, 9]

Global Cybersecurity Market ($bn)[7]



+ 10-13%
CAGR
$234
$424
2025E
2030E

NOTES:
1. Gartner. Gartner Forecasts Global Information Security Spending to Grow 15% in 2025: https://www.gartner.com/en/newsroom/press-releases/2024-08-28-gartner-forecasts-global-information-security-spending-to-grow-15-percent-in-2025
2. McKinsey. 1.5-2 Trillion Cybersecurity TAM, only 90% penetrated: https://www.mckinsey.com/capabilities/risk-and-resilience/our-insights/cybersecurity/new-survey-reveals-2-trillion-dollar-market-opportunity-for-cybersecurity-technology-and-service-providers
3. Gartner. 75% of organizations consolidating vendors: https://www.gartner.com/en/newsroom/press-releases/2022-09-12-gartner-survey-shows-seventy-five-percent-of-organizations-are-pursuing-security-vendor-consolidation-in-2022
4. Infosecurity Magazine. Average number of security tools 76: https://www.infosecurity-magazine.com/news/organizations-76-security-tools/
5. Statista: Total VPN Market $44.6B in 2022. https://www.statista.com/statistics/542817/worldwide-virtual-private-network-market/
6. Dark Reading: Total SASE Market $6B in 2022. https://www.darkreading.com/remote-workforce/sase-market-to-exceed-over-60-b-between-2022-and-2027-according-to-dell-oro-group
7. Research and Markets: U.S. Enterprise Governance, Risk, and Compliance Market Share $15.2M 2022. https://www.researchandmarkets.com/reports/4591630/cyber-security-market-share-analysis-industry
8. Markets and Markets: Penetration Testing Market $1.2B in 2022: https://www.marketsandmarkets.com/Market-Reports/penetration-testing-market-13422019.html
9. Coherent Market Insights: Total EDR Market $2,720M in 2022: https://www.coherentmarketinsights.com/market-insight/endpoint-detection-and-response-

CISO Global Model Improves Cyber Effectiveness

CISO GLOBAL

CUSTOMER BUSINESS STRATEGY	DISCOVER	DESIGN & BUILD	RUN	MANAGE, MONITOR & OPTIMIZE
Understand the organizational strategy.	Benchmarking against industry-aligned frameworks to identify gaps and weaknesses.	Support security programs with scalable IP – automated solutions to elevate cyber maturity.	Ensure delivery of stated plan objectives.	Maintain digital hygiene and perform change management as networks evolve.
Align cyber vision with business goals and priorities	Remove latent risk via analysis and best practice standards	Timely transition to a robustly secured environment	Operate in an enhanced manner: Identify, qualify and remediate	Apply internal and external learnings, continuously adapting to remain vigilant

Advisory-led | **Partnership Model** | **Technology Agnostic**

End-to-End Service Teams & Opportunity

CISO GLOBAL

Integrated Security Solution Stack

SERVICES

$34.96 Billion Combined Services Market[1]	$44 Billion Services Market[2]	$241.1 Billion Services Market[3]	$2.2 Billion Services Market[4]
Security Operations & Incident Response	**Risk & Compliance Management**	**Secure Managed IT Services**	**Pen Testing & Security Training**
Attack intervention with security monitoring and response; breach response services	Ongoing security and compliance strategy support in regulated industries.	Secure design and management of networks & IT systems	Manual testing & validation of breach readiness; specialized security training

INTELLECTUAL PROPERTY

CHECKLIGHT®	ARGO SECURITY MANAGEMENT	CISO EDGE	Skanda
PASS 1	TIGRIS	DISC	

NOTES:
1. Coherent Market Insights: Total EDR Market $2.720B in 2022: https://www.coherentmarketinsights.com/market-insight/endpoint-detection-and-response-
2. Dark Reading: Total SASE Market $6B in 2022. https://www.darkreading.com/remote-workforce/sase-market-to-exceed-over-60-b-between-2022-and-2027-according-to-dell-oro-group
3. Fortune Business Insights: Threat Intel Market $4.24B in 2022. https://www.fortunebusinessinsights.com/threat-intelligence-market-102984#
4. Fortune Business Insights: Global Penetration Testing Market $2.2B in 2022; https://www.fortunebusinessinsights.com/penetration-testing-market-108434
5. Statista: Total VPN Market $44.6B in 2022. https://www.statista.com/statistics/542817/worldwide-virtual-private-network-market/

IP Competitive Landscape

CISO GLOBAL IP	Description	Market Size	Competitor	Competitor Market Cap / Valuation
CHECKLIGHT®	Endpoint Detection & Response (EDR)	$2.7 Billion[1]	ARCTIC WOLF	$4.3 Billion
CISO Edge	Secure Service Edge (SSE)	$6 Billion[2]	CLOUDFLARE	$21.9 Billion
Skanda	Automated Breach Testing on Demand	$2.2 Billion[3]	PENTERA	$1 Billion
Pass1	Real-time Threat Intelligence Feed	$4.24 Billion[4]	ANOMALI	$500 Million
DISC	VPN Replacement / Secure Connectivity	$44.6 Billion[5]	CISCO AnyConnect Secure Mobility	$22.15 Billion[8]
TiGRIS	FedRAMP Authorized GRC Platform	$1.12 Billion[6]	infor	$13 Billion
Argo	Continuous Security Validation	$20.69 Billion[7]	Cymulate	$500 Million

NOTES:

1. Coherent Market Insights. Total EDR Market $2.720B in 2022: https://www.coherentmarketinsights.com/market-insight/endpoint-detection-and-response-
2. Dark Reading. Total SASE Market $6B in 2022. https://www.darkreading.com/remote-workforce/sase-market-to-exceed-over-60-b-between-2022-and-2027-according-to-dell-oro-group
3. Fortune Business Insights. Global Penetration Testing Market $2.2B in 2022: https://www.fortunebusinessinsights.com/penetration-testing-market-108434
4. Fortune Business Insights. Threat Intel Market $4.24B in 2022. https://www.fortunebusinessinsights.com/threat-intelligence-market-102984#
5. Statista. Total VPN Market $44.6B in 2022. https://www.statista.com/statistics/542817/worldwide-virtual-private-network-market/
6. Benzinga. GRC Market Size GRC Software $1.12B 2022: https://www.benzinga.com/pressreleases/23/09/34907358/governance-risk-management-and-compliance-grc-software-market-size-2023-valuation-to-hit-usd-1498-0#
7. Maximize Market Research. Cybersecurity Software Market $20.69B in 2022: https://www.maximizemarketresearch.com/market-report/global-security-software-market/23958/
8. 6sense. Cisco AnyConnect VPN Market Share 49.68%: https://6sense.com/tech/virtual-private-networks/cisco-vpn-market-share

Multiple Levers for Growth



Phased Product-led Growth

Drive Wide-scale Organic Growth

- Cross sell IP & services into existing client base
- Drive organic growth with full-scale marketing, channel sales, & B2C models
- Provide intellectual property white labeling
- Offer trials / freemiums to expand user base
- Build in-tool conversion opportunities

Increase Portfolio Scalability with IP

- Develop intellectual property to improve cyber effectiveness
- Focus on UX (user experience) in SaaS visualizations
- Reduce dependency on service delivery teams
- Use automation & integrations to improve delivery processes

Establish Consolidated Service Offering Portfolio

- Acquire whole teams of specialized cybersecurity experts
- Build end-to-end services and delivery teams
- Develop thought leadership in each service area
- Analyze traditional security models for weaknesses leading to ineffectiveness

CISO Global at a Glance

2024 Revenue

$30.8M

Revenue CAGR

74%

(2019 to 2024 GAAP)

Recurring Revenue

74%

TTM 06/30/25

Customer Retention

93%

CISO GLOBAL

Thank You

